UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): July 16, 2018
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,
Chicago, Illinois 60661
(312) 985-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On July 16, 2018, Russell P. Fradin was appointed by the Board of Directors as a Class III director of TransUnion, effective as of that date, filling a current vacancy. He will serve in that role for the balance of the three-year term expiring at the 2021 annual meeting of stockholders and until the election and qualification of his successor. Mr. Fradin joined private investment firm Clayton, Dubilier & Rice, Inc. (CD&R) as an operating partner in 2016, and in that capacity serves as Chairman of two portfolio companies: Capco, a business, digital and technology consulting services company for the financial services industry; and TRANZACT, which provides end-to-end customer acquisition solutions to the insurance sector. He is also lead independent director of Best Buy Co., Inc., and serves on the board of Hamilton Insurance Group, Ltd. Mr. Fradin served as President and CEO at SunGard Data Systems, a $3 billion software and IT services provider with 15,000 customers across more than 70 countries, from 2011 until the company’s acquisition by FIS in November 2015. Prior to SunGard, he served as the Chairman and CEO of Aon Hewitt, a global leader in human resource solutions. During his tenure, Mr. Fradin oversaw the successful September 2010 merger between Aon Consulting and Hewitt Associates, having been CEO of Hewitt since 2006. Previously, he was CEO of the BISYS Group and held a range of senior executive positions at Automatic Data Processing, both providers of business outsourcing solutions. He worked as a management consultant at McKinsey & Company from 1978 to 1996, becoming a senior partner and director in 1989. Mr. Fradin holds an M.B.A. from Harvard Business School and a B.S in economics from the Wharton School at the University of Pennsylvania.

Mr. Fradin will be compensated in accordance with TransUnion’s standard compensation policies and practices for the non-employee, independent members of the Board. There are no arrangements or understandings between Mr. Fradin and any other person pursuant to which they were appointed as a director. Mr. Fradin is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.
TRANSUNION
Date: July 18, 2018
By:      /s/ Mick Forde
Name:    Mick Forde
Title:      Senior Vice President